CALVERT VP SRI BALANCED PORTFOLIO
CALVERT VP SRI MID CAP PORTFOLIO
CALVERT VP S&P 500 INDEX PORTFOLIO
CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO
CALVERT VP RUSSELL 2000® SMALL CAP INDEX PORTFOLIO
CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO
CALVERT VP NASDAQ 100 INDEX PORTFOLIO
CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO
CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO
CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO
CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO
Supplement to Statement of Additional Information dated May 1, 2017

1.  The following is added to “Supplemental Information on Principal Investment Policies and Risks”:

Equity Investments (All Portfolios except Investment Grade Bond Index)

Equity investments include common stocks; preferred stocks; depositary receipts; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; convertible and contingent convertible preferred stocks; rights and warrants and other securities that are treated as equity for U.S. federal income tax purposes.

2.  The following replaces “Exchange-Traded Funds” under “Supplemental Information on Principal Investment Policies and Risks”:

Exchange-Traded Funds. The Portfolios may invest in ETFs. Moderate, Moderate Growth and Growth Portfolios seek to achieve their investment objective by investing primarily in ETFs. ETFs are shares of unit investment trusts or, more commonly, open-end investment companies that can be traded in the secondary market (e.g., on an exchange) and whose underlying assets are generally stocks or fixed income securities selected to track a particular index. Therefore, an ETF can track the performance of an index in much the same way as a traditional indexed mutual fund. But unlike many traditional investment companies, which are only bought and sold at closing NAV, ETFs are tradable in the secondary market on an intra-day basis, and are redeemed principally in-kind at each day’s next calculated NAV. Although there can be no guarantee that an ETF’s intra-day price changes will accurately track the price changes of the related index, ETFs benefit from an in-kind redemption mechanism that is designed to protect ongoing shareholders from adverse effects on the ETFs that could arise from frequent cash creation and redemption transactions. Moreover, in contrast to conventional indexed mutual funds where redemptions can have an adverse tax impact on shareholders because of the need to sell portfolio securities (which sales may generate taxable gains), the in-kind redemption mechanism of the ETFs generally will not lead to a taxable event for the ETF or its ongoing shareholders.

The sustainable and socially responsible investment criteria of SRI Balanced or SRI Mid Cap will not apply to such Portfolio’s investment in an ETF or to any of the individual underlying securities held by the ETF. Accordingly, the Portfolio could have indirect exposure to a company that does not meet the Portfolio’s sustainable and socially responsible investment criteria and that could therefore not be purchased directly by the Portfolio. ETF investments, however, (i) will not constitute a direct ownership interest in any security that does not meet applicable sustainable and socially responsible investment criteria, (ii) will be limited to the amount of net cash available, which, in general, is not expected to be a material portion of such Portfolios and (iii) will be used principally to help reduce deviations from the applicable Portfolio’s benchmark.

Some of the risks of investing in ETFs are similar to those of investing in an indexed mutual fund, including (i) market risk (the risk of fluctuating stock prices in general), (ii) asset class risk (the risk of fluctuating prices of the stocks represented in the ETF’s index), (iii) tracking error risk (the risk of errors in matching the ETF’s underlying assets to the index), (iv) industry concentration risk (the risk of the stocks in a particular index being concentrated in an industry performing poorly relative to other stocks) and (v) the risk that since an ETF is not actively it cannot sell poorly performing stocks as long as they are represented in the index. In addition, ETFs may trade at a discount from their NAV, and because ETFs operate as open-end investment companies or unit investment trusts, they incur fees that are separate from the fees incurred directly by the Portfolios. Therefore, a Portfolio’s purchase of an ETF results in the layering of expenses, such that Portfolio shareholders indirectly bear a proportionate share of any operating expenses of the ETF.

3.  The following replaces “Rights and Warrants” under “Supplemental Information on Principal Investment Policies and Risks”:

Rights and Warrants. See also “Derivatives” herein. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are typically issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless.

4.  The following replaces “Limitations on Investing in Other Investment Companies” under “Supplemental Information on Principal Investment Policies and Risks”:

Limitations on Investing in Other Investment Companies. Section 12(d)(1) of the 1940 Act generally prohibits a Portfolio from acquiring: (i) more than 3% of another open-end investment company’s voting stock; (ii) securities of another open-end investment company with a value in excess of 5% of a Portfolio’s total assets (“5% Limit”); or (iii) securities of such other open-end investment company and all other open-end investment companies owned by a Portfolio having a value in excess of 10% of the Portfolio’s total assets (“10% Limit”). In addition, Section 12(d)(1) generally prohibits another open-end investment company from selling its shares to a Portfolio if, after the sale: (i) the Portfolio owns more than 3% of the other open-end investment company’s voting stock or (ii) the Portfolio and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. Moderate, Moderate Growth and Growth have entered into participation agreements with certain underlying ETFs who have obtained exemptive orders permitting other investment companies, such as the Portfolios, to acquire their securities in excess of the Section 12(d)(1) limits of the 1940 Act.

Under certain circumstances an open-end investment company or ETF may determine to make payment of a redemption by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, a Portfolio may hold securities distributed by an open-end investment company or ETF until the Adviser or Sub-Adviser determines that it is appropriate to dispose of such securities.

To the extent the 1940 Act limitations apply to an Acquired Fund, such limitations may prevent a Portfolio from allocating its investments in the manner that the Adviser or Sub-Adviser considers optimal, or may cause the Adviser or Sub-Adviser to select a similar index or a basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers) (“Stock Baskets”) providing similar exposure as an alternative. The Portfolios may also invest in Stock Baskets when the Adviser or Sub-Adviser believes they represent more attractive opportunities than comparable Acquired Funds.

5.  The following section is added to the Table of Contents following “Supplemental Information on Principal Investment Policies and Risks”:

Non-Principal Investment Policies and Risks

6.  The following is added to “Non-Principal Investment Policies and Risks”:

Equity Investments (Investment Grade Bond Index only)

See “Equity Investments” in “Supplemental Information on Principal Investment Policies and Risks” above.

Partnerships

The Portfolios may invest in securities issued by companies that are organized as publicly-traded partnerships or master limited partnerships. These entities may be listed and traded on U.S. securities exchanges or other exchanges, and are generally operated under the supervision of one or more managing partners. Limited partners, such as the Funds, are not usually involved in the day-to-day management of the company, but are allocated income, capital gains, losses, deductions and expenses associated with the partnership project in accordance with the terms of the partnership agreement. Unlike ownership of common stock of a corporation, a Portfolio would have limited voting rights and have no ability annually to elect directors in connection with its investment in a partnership.

Risks involved with investing in partnerships include, among other things, risks associated with the partnership’s structure, management, and operating history as well as volatility risks of the specific industry or industries in which the partnership invests (for example, real estate development, oil, or gas). Certain partnership securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. During periods of interest rate volatility, limited capital markets access and/or low commodities pricing, these investments may not provide attractive returns.

State law governing partnerships is often less restrictive than state law governing corporations. As a result, there may be less legal protections afforded to investors in a partnership than investors in a corporation. Because partnerships are generally treated as “pass-through” entities for tax purposes, they do not ordinarily pay income taxes but instead pass their earnings on to unit holders (except in the case of some publicly traded partnerships that may be taxed as corporations).

7.  The following is added as the third to the last paragraph under “Investment Restrictions”:

To the extent a registered open-end investment company acquires securities of a fund in reliance on Section 12(d)(1)(G) under the 1940 Act, such fund shall not acquire any securities of a registered open-end investment company in reliance on Sections 12(d)(1)(G) or 12(d)(1)(F) under the 1940 Act.

8.  The following is added to the end of “Method of Distribution”:

Shareholder Servicing Fees. Calvert Variable Products, Inc. and Calvert Variable Series, Inc. each have adopted a Shareholder Servicing Plan (“Servicing Plan”), which permits the Portfolios to enter into shareholder servicing agreements with intermediaries that maintain omnibus accounts in the Portfolios for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under a Servicing Plan, a Portfolio is authorized by its Board to make payments at an annual rate of up to 0.11% of the Portfolio’s average daily net assets attributable to its shares.

August 15, 2017

8.15.17